UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 15, 2010
AMICUS THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33497	71-0869350

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 Cedar Brook Drive, Cranbury, NJ	08512

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (609) 662-2000
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) On June 15, 2010, the stockholders of Amicus Therapeutics, Inc. (the “Company”) approved the Amended and Restated 2007 Equity Incentive Plan (the “Equity Incentive Plan”) and Amended and Restated 2007 Director Option Plan (the “Director Plan”) at the Company’s 2010 Annual Meeting of Stockholders. The amendments to the Equity Incentive Plan make an additional 2,000,000 shares of the Company’s common stock available for issuance and remove a provision that permitted the Company to effect a repricing of outstanding options without stockholder approval.
The amendments to the Director Plan permit option grants to be made to directors outside of the Company’s historical annual grant of 10,000 options to non-employee directors, including initial stock option grants to new non-employee directors. In addition, the Director Plan now provides that shares available for issuance under the plan shall not exceed the sum of 260,798 shares plus an increase of 100,000 shares each year. Like the Equity Incentive Plan, the amendments to the Director Plan remove a provision that permitted the Company to effect a repricing of outstanding options without stockholder approval. Both the Equity Incentive Plan and Director Plan further include a commitment that the Company will not seek to effect a repricing of outstanding options without stockholder approval.
The foregoing descriptions of the Equity Incentive Plan and Director Plan are not complete and are qualified in their entirety by reference to the Equity Incentive Plan and Director Plan filed as Exhibits 10.1 and 10.2, respectively hereto and incorporated herein by reference.
Item 5.07 Submission of Matters to a Vote of Security Holders.
On June 15, 2010, the Company held its 2010 Annual Meeting of Stockholders (the “Meeting”). At the Meeting, the Company’s stockholders elected John F. Crowley, Margaret G. McGlynn, R.Ph., Michael G. Raab and Glenn P. Sblendorio as Class III directors each to serve a three-year term expiring at the 2013 Annual Meeting of Stockholders or until their respective successors have been elected, and James Barrett, Ph.D. as a Class I director to serve a one-year term expiring at the 2011 Annual Meeting of Stockholders or until his respective successor has been elected. In addition, the stockholders approved the Equity Incentive Plan and the Director Plan, and ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010. The final voting results on these matters were as follows:
1.	Election of Directors

Nominee	Votes For	Votes Withheld
John F. Crowley	18,065,016	269,806
James Barrett, Ph.D.	18,079,808	255,014
Margaret G. McGlynn, R.Ph.	18,080,383	254,439
Michael G. Raab	18,017,790	317,032
Glenn P. Sblendorio	18,080,008	254,814
2.	Approval of Amended and Restated 2007 Equity Incentive Plan

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
16,795,863	1,537,959	1,000	4,774,087
3.	Approval of Amended and Restated 2007 Director Option Plan

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
17,648,741	685,081	1,000	4,774,087
4.	Ratification of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2010

Votes For	Votes Against	Votes Abstain
23,090,648	13,985	4,276
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits: The Exhibit Index annexed hereto is incorporated herein by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMICUS THERAPEUTICS, INC.
Date: June 18, 2010	By:	/s/ GEOFFREY P. GILMORE
		Name:	Geoffrey P. Gilmore
		Title:	Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amended and Restated 2007 Equity Incentive Plan
10.2	Amended and Restated 2007 Director Option Plan